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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): January 23, 1998
                                                          ----------------



                              HAYES CORPORATION
            (Exact name of Recipient as specified in its charter)



          DELAWARE                       0-21697                 52-1987873
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
       incorporation                                        Identification No.)
      or organization)


                         5854 PEACHTREE CORNERS EAST
                           NORCROSS, GEORGIA 30092
         (Address of principal executive offices, including zip code)
                                (770)840-9200
             (Registrant's telephone number, including area code)




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              (Former name and former address from last report)


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 9, 1998, on the recommendation and approval of the Audit Committee of Hayes Corporation's Board of Directors, Hayes Corporation (formerly called Access Beyond, Inc.) authorized management to retain Coopers & Lybrand LLP, Atlanta, Georgia ("Coopers"), and to dismiss Deloitte & Touche LLP ("Deloitte") effective January 19, 1998, as the certifying accountant for Hayes Corporation's consolidated financial statements.

     The reports of Deloitte on the consolidated financial statements of Access Beyond, Inc. (the successor Company to Penril DataComm Networks, Inc.) for each of the two years ended July 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements with Deloitte during the two years ended July 31, 1997 and up to January 19, 1998 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     There were no events communicated by Deloitte during the two years ended July 31, 1997 and up to January 19, 1998 regarding the following:

     1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist.

     2. That information has come to the Accountant's attention that has led it to no longer be able to rely on management's representatives or that has made it unwilling to be associated with the financial statements prepared by management.

     3. That the Accountants needed to expand significantly the scope of their audit or that they have become aware of information that if further investigated may materially impact the fairness and reliability of a previously issued audit report or underlying financial statements or cause it to be unwilling to rely on management's representatives or be associated with the Registrant's financial statements.

     4. That information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of the previously issued audit report or underlying financial statements and that due to any reason, has not been resolved to the Accountant's satisfaction prior to January 19, 1998.

     Hayes Corporation has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 23, 1998 is filed as Exhibit 16 to this Form 8-K.

     Hayes Corporation had not previously retained or consulted Coopers with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on Hayes Corporation's consolidated financial statements, or as to any matter that was either the subject of a disagreement as defined in 304(a)(1)(iv), or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 Regulation S-K).

ITEM 7:    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibit 16.

     Deloitte & Touche LLP, Letter on Change in Certifying Accountant.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HAYES CORPORATION

Date: January 22, 1998                   /s/ Ronald A. Howard
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                                         Ronald A. Howard, Vice Chairman
                                         and Chief Executive Officer